UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 15, 2020

APPYEA, INC.
(Exact name of registrant as specified in its charter)

South Dakota	000-55403	46-1496846
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

777 Main Street, Suite 600, Fort Worth TX 76102

(Address of principal executive offices)

(800) 674-3561

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Due to the outbreak of coronavirus disease 2019 (COVID-19), AppYea, Inc. (the “Company”) is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”), regarding exemptions granted to certain public companies.

The Company’s business has experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout world, including in the United States, and thus, the Company is unable to timely review and prepare the Company’s unaudited financial statements for the quarterly period ended March 31, 2020. In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has spread, and is continuing to spread, throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization (the “WHO”) declared the outbreak of the COVID-19 coronavirus disease a “Public Health Emergency of International Concern,” and on March 11, 2020, the WHO characterized the outbreak as a “pandemic.” Todd Violette, the Company’s Chief Executive Officer was traveling outside the United States when certain countries, including the United States, began limiting domestic and international travel in order to contain the spread of the coronavirus. Mr. Violette remains abroad as of the date hereof and does not expect to return to the United States until after June 21, 2020. The Company cannot provide any assurance that travel restrictions will not be imposed or extended in the future, potentially impacting the timing of Mr. Violette’s return to the United States  As a result of COVID-19, the Company’s books and records were not easily accessible, resulting in delays in preparation and completion of the Company’s unaudited financial statements that comprise the essence of the Quarterly Report.

As such, the Company will be relying upon the 45-day grace period provided by the SEC’s Order to delay filing of the Quarterly Report. The Company will file its Quarterly Report no later than June 29, 2020, 45 days after the original due date of the Quarterly Report.

As a smaller reporting company, the Company was not required to, and did not, include risk factors in its Annual Report on Form 10-K for the fiscal year ended June 30, 2019, as filed with the SEC on October 18, 2019 (the “Annual Report”). However, in light of the COVID-19 pandemic, the Company is providing the following risk factor:

Public health pandemics, epidemics or outbreaks, such as COVID-19, or coronavirus, could adversely impact our business.

In December 2019, a novel strain of coronavirus (COVID-19) emerged in Wuhan, Hubei Province, China. While initially the outbreak was largely concentrated in China and caused significant disruptions to its economy, it has now spread throughout the world. On January 30, 2020, the World Health Organization (the “WHO”) declared the outbreak of the COVID-19 coronavirus a “Public Health Emergency of International Concern, and on March 11, 2020, the WHO characterized the outbreak as a “pandemic.” The spread of COVID-19 has affected segments of the global economy and our operations.

Our business has been disrupted, but the extent to which the coronavirus impacts our operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact. International stock markets have begun to reflect the uncertainty associated with the slow-down in world economies, including that of the U.S.

The COVID-19 outbreak is a widespread health crisis that could adversely affect the economies and financial markets of many countries, resulting in an economic downturn that could materially impact our operating results.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Form 10 registration statement, as amended, and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPYEA, INC.

Dated: May 15, 2020	By:	/s/ Todd Violette
Todd Violette
Chief Executive Officer

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